Exhibit 10.2

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), with an effective date of March 27, 2012, is by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), Maxxcom Inc., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Credit Agreement dated as of October 23, 2009 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower, Agent and the Lenders have agreed to amend and modify the Credit Agreement as provided herein, in each case subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

Section 4.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

4.11         Employee Benefits.

(a)          Except as set forth on Schedule 4.11(a), no Loan Party, none of its Subsidiaries, nor any of their respective ERISA Affiliates maintains or contributes to any Benefit Plan;

(b)          Each Loan Party and each of the ERISA Affiliates has operated each Benefit Plan in compliance in all material respects with ERISA, the IRC and all applicable laws regarding each Benefit Plan;

(c)          Each Loan Party has performed all obligations required to be performed by it under, and is not in default under or in violation of the terms of each Benefit Plan;

(d)          Each Benefit Plan that is intended to qualify under Section 401(a) of the IRC has received a favorable determination letter from the Internal Revenue Service or an application for such letter is currently being processed by the Internal Revenue Service. To the best knowledge of each Loan Party and the ERISA Affiliates after due inquiry, nothing has occurred which would prevent, or cause the loss of, such qualification;

(e)          No material liability to the PBGC (other than for the payment of current premiums which are not past due) by any Loan Party or ERISA Affiliate has been incurred or is expected by any Loan Party or ERISA Affiliate to be incurred with respect to any Benefit Plan;

(f)          Except as set forth in Schedule 4.11(f), no Notification Event exists or has occurred in the past five (5) years;

(g)          No Loan Party or ERISA Affiliate sponsors, maintains, or contributes to any Benefit Plan, including, without limitation, any such plan maintained to provide benefits to former employees of such entities that may not be terminated by any Loan Party or ERISA Affiliate in its sole discretion at any time;

(h)          No Loan Party or ERISA Affiliate has provided any security under Section 436 of the IRC at any time during the past six (6) years;

(i)          Except as set forth in Schedule 4.11, as of the Closing Date, overtime pay, vacation pay, premiums for unemployment insurance, health and welfare insurance premiums, accrued wages, salaries and commissions, severance pay and employee benefit plan payments have been fully paid by each Canadian Loan Party as they have become due in the normal course or, in the case of accrued unpaid overtime pay or accrued unpaid vacation pay for Canadian Employees, has been accurately accounted for in the books and records of each Canadian Loan Party or has been reported pursuant to the collateral reporting obligation pursuant to Section 5.2;

(j)          No improvements to any Canadian Pension Plan or Canadian Employee Plan have been promised, except such improvements as, as of the Closing Date, are disclosed on, Schedule 4.11;

(k)          No Canadian Loan Party, as of the Closing Date, provides a Canadian Pension Plan to any Canadian Employees or other retirement plan or other non-pension benefits to retired Canadian Employees or to beneficiaries or dependents of retired Canadian Employees, except as disclosed on Schedule 4.11;

(l)          The Canadian Loan Parties have administered any Canadian Pension Plans and the Canadian Employee Plans in accordance with their terms and with applicable law, as of the Closing Date, except where any default could not reasonably be expected to result in a Material Adverse Change to a Canadian Loan Party.

(m)          Except as disclosed in Schedule 4.11:

(i)         No Canadian Loan Party is, as of the Closing Date, (i) a party to any collective bargaining agreement, contract or legally binding commitment to any trade union or employee organization or group in respect of or affecting Canadian Employees or (ii) currently the subject of any union reorganization effort or any labor negotiation; and

(ii)         There is no complaint, inquiry or other investigation by any regulatory or other administrative authority or agency with regard to or in relation to any Canadian Employee or the termination of any Canadian Employee.

(n)          All contributions, assessments, premiums, fees, taxes, penalties or fines in relation to the Canadian Employees have, as of the Closing Date, been duly paid and there is no outstanding liability of any kind in relation to the employment of the Canadian Employees or the termination of employment of any Canadian Employee; and

(o)          Each Canadian Loan Party is, as of the Closing Date, in compliance with all requirements of Canadian Employee Benefits Legislation and health and safety, workers compensation, employment standards, labor relations, health insurance, employment insurance, protection of personal information, human rights laws and any Canadian federal, provincial or local counterparts or equivalents in each case, as applicable to the Canadian Employees and as amended from time to time.

Section 5 of the Credit Agreement is hereby amended to insert the following Subsection 5.18 at the end thereof:

5.18 Compliance with ERISA and the IRC.

In addition to and without limiting the generality of Section 5.8, (a) comply in all material respects with applicable provisions of ERISA and the IRC with respect to all Benefit Plans, (b) without the prior written consent of Agent and the Required Lenders, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring a liability to the PBGC, to a Benefit Plan or to any other Governmental Authority with respect to any Benefit Plan (other than to pay contributions or premiums payable in the ordinary course) that could reasonably be expected to result in a Material Adverse Change, (c)  not participate in any prohibited transaction that could result in other than a de minimis civil penalty excise tax, fiduciary liability or correction obligation under ERISA or the IRC, (d) operate each Benefit Plan in such a manner that will not incur any material tax liability under the IRC (including Section 4980B of the IRC), and (e) furnish to Agent upon Agent's written request such additional information about any Benefit Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Benefit Plan, except as could not reasonably be expected to result in material liability to the Loan Parties, the Loan Parties and the ERISA Affiliates shall (i) satisfy in full and in a timely manner, without incurring any material late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any material late payment or underpayment charge or penalty, all premiums required pursuant to ERISA.

Section 6 of the Credit Agreement is hereby amended to insert the following Subsection 6.15 at the end thereof:

6.15 Employee Benefits.

(a)          Terminate, or permit any ERISA Affiliate to terminate, any Benefit in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of any Loan Party or ERISA Affiliate to the PBGC.

(b)          Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Benefit Plan, agreement relating thereto or applicable Law, any Loan Party or ERISA Affiliate is required to pay if such failure could reasonably be expected to result in a Material Adverse Change.

(c)          Fail to meet, or allow any ERISA Affiliate to fail to meet, the minimum funding standard within the meaning of Section 302 of ERISA or section 412 of the IRC, whether or not waived, with respect to any Plan, which such failure could reasonably be expected to result in a Material Adverse Change.

(d)          Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Benefit Plan not set forth on Schedule 4.11(a).

(e)          Amend, or permit any ERISA Affiliate to amend, a Benefit Plan resulting in a material increase in current liability such that a Loan Party or ERISA Affiliate is required to provide security to such Benefit Plan under Section 436(f) or Chapter 64 of the IRC.

Section 8 of the Credit Agreement is hereby amended to insert the following Subsection 8.12 at the end thereof:

8.12 If any of the following events occurs: (a) any Loan Party or ERISA Affiliate fails to make full payment when due of all amounts which any Loan Party or ERISA Affiliate is required to pay as contributions, installments, or otherwise to or with respect to a Benefit Plan and such failure could reasonably be expected to result in liability in excess of $4,000,000 in any fiscal year or result in the imposition of a Lien on the property of any Loan Party, (b) a Notification Event, which could reasonably be expected to result in liability in excess of $4,000,000 in any Fiscal Year, either individually or in the aggregate or result in the imposition of a Lien on the property of any Loan Party, or (c) any Loan Party or ERISA Affiliate completely or partially withdraws from one or more Benefit Plans and incurs Withdrawal Liability in excess of $4,000,000 in the aggregate, or fails to make any Withdrawal Liability payment when due.

Schedule 1.1 to the Credit Agreement is hereby amended to insert the following definitions of "PBGC", "Notification Event" and "Withdrawal Liability" in the proper order alphabetically:

"PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

"Notification Event" means (a) the occurrence of a "reportable event" described in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by applicable regulations issued by the PBGC, (b) the withdrawal of any Loan Party or ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Benefit Plan, the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities and such termination could reasonably be expected to give rise to material liabilities, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Benefit Plan by the PBGC or any Benefit Plan administrator, (e) any other event or condition that would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan, (f) the imposition of a Lien pursuant to the IRC or ERISA in connection with any Benefit Plan or the existence of any facts or circumstances that could reasonably be expected to result in the imposition of a Lien, (g) the partial or complete withdrawal of any Loan Party or ERISA Affiliate from a Benefit Plan (other than any withdrawal that would not constitute an Event of Default under Section 8.12), (h) any event or condition that results in the reorganization or insolvency of a Benefit Plan under ERISA, (i) any event or condition that results in the termination of a Benefit Plan under Section 4041A of ERISA or the appointment of a trustee to administer a Benefit Plan, (j) any Benefit Plan being in "at risk status" within the meaning of IRC Section 430(i), (k) any Benefit being in "endangered status" or "critical status" within the meaning of IRC Section 432(b) or the formal determination that any Benefit Plan is or is expected to be insolvent or in reorganization within the meaning of Title IV of ERISA, (l) with respect to any Benefit Plan, the imposition of liability on any Loan Party or ERISA Affiliate as a result of incurring a substantial cessation of operations within the meaning of ERISA Section 4062(e), (m) the failure to make by its due date a required payment or contribution with respect to any Benefit Plan, (n) any event that results in or could reasonably be expected to result in a material liability by a Loan Party pursuant to Title I of ERISA or the excise tax provisions of the IRC relating to Benefit Plans or any event that results in or could reasonably be expected to result in a material liability to any Loan Party or ERISA Affiliate pursuant to Title IV of ERISA or the IRC, or (o) to the knowledge of any Loan Party or ERISA Affiliate, any of the foregoing is reasonably likely to occur in the following 30 days and the applicable Loan Party or ERISA Affiliate has no reasonable intention of preventing, or ability to prevent, such Notification Event from occurring.

"Withdrawal Liability" means liability with respect to a Benefit Plan that is considered a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA as a result of a complete or partial withdrawal from such Benefit Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

The Schedules to the Credit Agreement are hereby amended by inserting the attached Exhibit A as Schedule 4.11(a).

Ratification; Other Acknowledgments. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. The Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

Agent shall have received a fully executed copy of this Amendment; and

No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

All representations and warranties contained in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

No Default or Event of Default has occurred and is continuing; and

the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party.

Miscellaneous.

Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Release.

In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the effective date first above written.

MDC PARTNERS INC., a federal company
organized under the laws of Canada

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

MAXXCOM INC.,
a Delaware corporation

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Pages to Ninth Amendment to Credit Agreement

72ANDSUNNY PARTNERS, LLC.
a Delaware limited liability company

Accent Marketing Services, L.L.C.,
a Delaware limited liability company

Adrenalina LLC,
a Delaware limited liability company

ANOMALY PARTNERS LLC,
a Delaware limited liability company

ALLISON & PARTNERS LLC,
a Delaware limited liability company

Attention Partners LLC,
a Delaware limited liability company

Bruce Mau Design (USA) LLC,
a Delaware limited liability company

Colle & McVoy LLC,
a Delaware limited liability company

Colle & McVoy, Inc.,
a Minnesota corporation

COMMUNIFX PARTNERS LLC,
a Delaware limited liability company

Company C Communications, Inc.,
a Delaware corporation

Company C CommunIcations LLC,
a Delaware limited liability company

CONCENTRIC PARTNERS LLC,
a Delaware limited liability company

Crispin Porter & Bogusky LLC,
a Delaware limited liability company

Dotglu LLC,
a Delaware limited liability company

Signature Pages to Ninth Amendment to Credit Agreement

EXPECTING PRODUCTIONS, LLC,
a California limited liability company
By: Hudson and Sunset Media, LLC, its sole member

GUARDIANT WARRANTY, LLC,
a Delaware limited liability company

Hello Design, LLC,
a California limited liability company

HL Group Partners LLC,
a Delaware limited liability company

HUDSON AND SUNSET MEDIA, LLC
(formerly known as Shout Media LLC),
a California limited liability company

HW ACQUISITION LLC,
a Delaware limited liability company

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC,
a Delaware limited liability company

KBP Holdings LLC,
a Delaware limited liability company

kbs+p atlanta LLC
(formerly known as Fletcher Martin LLC),
a Delaware limited liability company

Kirshenbaum Bond Senecal & Partners LLC
(formerly known as Kirshenbaum Bond & Partners LLC),
a Delaware limited liability company

Kirshenbaum Bond & Partners West LLC,
a Delaware limited liability company

KWITTKEN PR LLC,
a Delaware limited liability company

LAIRD + PARTNERS NEW YORK LLC,
a Delaware limited liability company

Margeotes Fertitta Powell LLC,
a Delaware limited liability company

Signature Pages to Ninth Amendment to Credit Agreement

Maxxcom (USA) Finance Company,
a Delaware corporation

Maxxcom (USA) Holdings Inc.,
a Delaware corporation

MDC Acquisition Inc.,
a Delaware Corporation

MDC Corporate (US) Inc.,
a Delaware corporation

MDC INNOVATION PARTNERS LLC
(d/b/a Spies & Assassins),
a Delaware limited liability company

MDC Travel, Inc.,
a Delaware corporation

MDC/KBP Acquisition Inc.
(for itself and as successor-in-interest to Hello Acquisition Inc.), a Delaware corporation

MF+P Acquisition Co.,
a Delaware corporation

Mono Advertising, LLC,
a Delaware limited liability company

NEW TEAM LLC,
a Delaware limited liability company

Northstar Research GP LLC,
a Delaware limited liability company

Northstar Research Holdings USA LP,
a Delaware limited partnership

Northstar Research Partners (USA) LLC,
a Delaware limited liability company

OUTERACTIVE, LLC,
a Delaware limited liability company

PULSE MARKETING, LLC,
a Delaware limited liability company

Signature Pages to Ninth Amendment to Credit Agreement

Redscout LLC,
a Delaware limited liability company

RELEVENT PARTNERS LLC,
a Delaware limited liability company

RJ PALMER PARTNERS LLC,
a Delaware limited liability company

Skinny NYC LLC,
a Delaware limited liability company

SLOANE & COMPANY LLC,
a Delaware limited liability company

Source Marketing LLC,
a New York limited liability company

TargetCom LLC,
a Delaware limited liability company

TC Acquisition Inc.,
a Delaware corporation

THE ARSENAL LLC
(formerly known as Team Holdings LLC),
a Delaware limited liability company

Track 21 LLC,
a Delaware limited liability company

Traffic Generators, LLC,
a Georgia limited liability company

TRADE X PARTNERS LLC,
a Delaware limited liability company

VARICK MEDIA MANAGEMENT LLC,
a Delaware limited liability company

VitroRobertson LLC,
a Delaware limited liability company

Yamamoto Moss Mackenzie, Inc.,
a Delaware corporation

ZG ACQUISITION INC.
(for itself and as successor-in-interest to MDC/CPB Holdings Inc.), a Delaware corporation

Signature Pages to Ninth Amendment to Credit Agreement

Zyman Group, LLC,
a Delaware limited liability company

By:
Name: Mitchell Gendel
Title: Authorized Signatory

By:
Name: Michael Sabatino
Title: Authorized Signatory

Signature Pages to Ninth Amendment to Credit Agreement

ACCUMARK PARTNERS INC. (formerly known as 6 Degrees Integrated Communications Inc.), an Ontario corporation

ASHTON POTTER CANADA INC.,

an Ontario corporation

BOOM MARKETING INC., an Ontario corporation

HENDERSON BAS, an Ontario general partnership, by the members of its management committee

BRUCE MAU DESIGN INC.,

an Ontario corporation

BRUCE MAU HOLDINGS LTD.,

an Ontario corporation

TREE CITY INC.,

an Ontario corporation

VERITAS COMMUNICATIONS INC.,

an Ontario corporation

656712 ONTARIO LIMITED,

an Ontario corporation

NORTHSTAR RESEARCH HOLDINGS CANADA INC., an Ontario corporation

NORTHSTAR RESEARCH PARTNERS INC.,

an Ontario corporation

X CONNECTIONS INC., an Ontario corporation

STUDIO PICA INC., a federal company organized under the laws of Canada

6 DEGREES INTEGRATED COMMUNICATIONS CORP, an Ontario corporation

MAXXCOM (NOVA SCOTIA) CORP.,

a Nova Scotia corporation

BRYAN MILLS IRADESSO CORP.,

an Ontario corporation

Signature Pages to Ninth Amendment to Credit Agreement

KENNA COMMUNICATIONS LP,

an Ontario limited partnership

By: Kenna Communications GP Inc.

Its general partner

CAPITAL C PARTNERS LP,

an Ontario limited partnership

By: Capital C Partners GP Inc.

Its general partner

KENNA COMMUNICATIONS GP INC.,

an Ontario corporation

CAPITAL C PARTNERS GP INC.,

an Ontario corporation

CRISPIN PORTER + BOGUSKY CANADA LP,

an Ontario limited partnership

By: Its general partner, MDC Canada GP Inc.

KBS+P CANADA LP,

an Ontario limited partnership

By: Its general partner, MDC Canada GP Inc.

COMPUTER COMPOSITION OF CANADA LP,

an Ontario limited partnership

By: Its general partner, MDC Canada GP Inc.

MDC CANADA GP INC.,

a corporation incorporated under the laws of Canada

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Pages to Ninth Amendment to Credit Agreement

CRISPIN PORTER & BOGUSKY EUROPE AB,
a limited company existing under the laws of Sweden

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Pages to Ninth Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, as Agent and as a Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A., as a Lender

By:
Name:
Title:

Bank of Montreal, as a Lender

By:
Name:
Title:

Goldman Sachs Lending Partners LLC, as a Lender

By:
Name:
Title:

Signature Pages to Ninth Amendment to Credit Agreement

EXHIBIT A

Schedule 4.11(a)

W.B. Doner & Company Equity Pension Plan

Schedule 4.11(f)

On March 28, 2012, a change in contributing sponsor/controlled group occurred with respect to the W.B. Doner & Company Equity Pension Plan, which is a “reportable event” described in Section 4043 of ERISA.

Signature Pages to Ninth Amendment to Credit Agreement